SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 13, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2005, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-6)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2005-6 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,697,318,264 aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A15, Class 2-A16, Class 2-A17, Class 2-A18, Class 2-A19, Class 2-A20, Class 2-A21, Class 3-A1, Class 3-A2, Class 4-A1, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class 5-A9, Class 5-A10, Class 5-A11, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3, Class B4 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-6 on April 29, 2005.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”) and an Amendment No. 1 (the “Amendment No. 1”) attached hereto as Exhibit 4.1, dated and effective as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and LaSalle Bank, National Association, as Trustee.  The Trust Agreement was previously filed on a Current Report on Form 8-K on May 13, 2005.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A15, Class 2-A16, Class 2-A17, Class 2-A18, Class 2-A19, Class 2-A20, Class 2-A21, Class 3-A1, Class 3-A2, Class 4-A1, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class 5-A9, Class 5-A10, Class 5-A11, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of five pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,704,139,799 as of April 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amendment No. 1 to the Trust Agreement, dated and effective as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and LaSalle Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated: May 23, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amendment No. 1 to the Trust Agreement, dated and effective as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and LaSalle Bank National Association, as Trustee.